                                                                  EXHIBIT 10.6

[iPrint.com LETTERHEAD]

August 26, 1999



James McCormick
117 Madera Court
Los Gatos, CA 95032

Dear James,

We are pleased to offer you a position with iPrint, Inc (the "Company) as Chief Financial Officer (CFO) commencing October 1, 1999 (or sooner).

We are proposing the following compensation package.

  -------------------------------------- ------------------------------------
           Annual Base Salary                       Stock Options
                $150,000                               290,000
  -------------------------------------- ------------------------------------


(Your annual base salary will be paid in accordance with the Company's normal bimonthly payroll procedures.)

         GUARANTEED BONUS (FIRST YEAR)- to be paid over 12 months as a part of normal payroll.

         $50,000

         SIGNING BONUS- to be paid Jan 2, 2000 (1 year of employment or full refund)

         $40,000

         OPTION PURCHASE- Company to structure a promissory note allowing James McCormick to purchase options (upon employment commencement). Term to be four (4) years, plus interest to be determined.

You will receive stock options at fair market value, which will vest over a four-year period. Please note the attached ACCELERATION CLAUSE which will be include as a part of your Option Agreement.


                                       1

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OTHER CONSIDERATIONS:

- As a company employee, you will be eligible for full health coverage, including dental and vision benefits, assuming you meet the insurance underwriter's requirements for insurability. This would be effective on the lst of the month following 30 days employment.

- As a company employee, you will be eligible to participate in the company's 401K plan, after 3 months with the company.

This offer is subject to you signing and returning Exhibit A (At Will Agreement) of this offer letter and the Non-disclosure Agreement and Proprietary Rights Assignment, a copy of which is attached as Exhibit B.



Sincerely,

iPrint, inc.

By: /s/ Gregory Korjeff
    -----------------------------------

Title: VP Operations
       --------------------------------

ACCEPTED:

Signature: /s/ James McCormick
           ----------------------------

Dated:    9/17/99
       --------------------------------


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

                               ACCELERATION CLAUSE
                               FOR JAMES MCCORMICK


In the event of either (i) an Acquiring Corporation's failure to assume or substitute for the Option in connection with a Change in Control as provided in Section 8.2 of the Stock Option Agreement between the Company and James McCormick (the "Agreement") or (ii) the Optionee's Termination After Change in Control as provided in Section 7.1(c) of the Agreement, the numerator of the Vested Ratio as determined above shall be increased by (1) the number of full months of the Optionee's Service credited for vesting purposes prior to the date of the Change in Control or such termination of Service, as the case may be, if the total number of such full months of Service is less than twelve (12), or (2) an amount equal to twenty-five percent (25%) of the number of full months of the Optionee's Service credited for vesting purposes prior to the date of the Change in Control or such termination of Service, as the case may be, if the total number of such full months of Service is twelve
(12) or more; provided, however, that in no event shall the Vested Ratio exceed 1/1.

                                                              Offer Letter to:
                                                              James McCormick

                   EXHIBIT A: NEW EMPLOYEE OFFER AND AGREEMENT

If you choose to accept this offer, you should be aware that your employment with the Company will be voluntarily entered into and will be for no specified period. As a result, you are free to resign at any time, for any reason or for no reason, as you deem appropriate. Similarly, the Company is free to conclude its employment relationship with you at any time, with or without cause.

For purposes of federal immigration law, you will be required to provide to the Company documentary evidence of your identity and eligibility for employment in the United States. Such documentation must be provided to us within three (3) business days of your date of hire, or our employment relationship with you may be terminated.

In the event of any dispute or claim relating to or arising out of our employment relationship, you and iPrint agree that all such disputes shall be fully and finally resolved by binding arbitration conducted by the American Arbitration Association in San Francisco, California. HOWEVER, we agree that this arbitration provision shall NOT apply to any dispute or claims relating to or arising out of the misuse or misappropriation of the Company's trade secrets or proprietary or confidential information.

To indicate your acceptance of the Company's offer set forth in the attached letter, please sign and date this Exhibit in the space provided below and return it to us. A duplicate original is enclosed for your records. This letter and its Exhibits set forth the terms of your employment with the Company and supersedes any prior representations or agreements, whether written or oral. This letter may not be modified or amended except by a written agreement, signed by the Company and by you.

AGREED TO AND ACCEPTED:

 /s/ James McCormick
----------------------------
James McCormick


Date: 10/12/99
     -----------------------

                                    EXHIBIT B

                                     iPRINT
                        EMPLOYEE NON-DISCLOSURE AGREEMENT
                                       AND
                          PROPRIETARY RIGHTS ASSIGNMENT

In return for new or continued employment by iPrint, inc., I agree that:

1. "Confidential Information" is information, including formulae, patterns, compilations, programs, devices, methods, techniques, or processes, owned by iPrint or entrusted to it that derives independent economic value, actual or potential, to the owner of such information by reason of not being generally known to the public, or to other persons who can obtain economic value from its disclosure or use, and is subject to efforts by the owner which are reasonable under the circumstances to maintain its secrecy. "Confidential Information" may include, by way of example, know how, algorithms, software programs, schematics, source documents, contracts, customer information, financial information, product development, engineering sales, and marketing plans, and business plans.

2. "Confidential Information" does not include any information that (a) was in the public domain at the time it was communicated to me; (b) enters the public domain through no fault of mine subsequent to the time it was communicated to me; (c) was in my possession free and clear of any obligation of confidence at the time it is communicated to me; or (d) is subsequently communicated to me without violation of any non-disclosure agreement free and clear of any obligations of confidence.

3. I will hold all "Confidential Information" in strictest confidence and will use "Confidential Information" solely for purposes related to iPrint. I will only disclose "Confidential Information" to others who have the necessary authorization. I will treat as "Confidential Information" any compilation, abstract, summary, or copy of "Confidential Information."

4. A "Development" is any invention, development, improvement, trade secret, or original work of authorship (such as any computer software or data or any other library, audio-visual, or artistic work). I assign to iPrint all of my rights, title, and interest to each "Development" conceived or developed by me alone or with others in connection with my employment by iPrint, but I understand that in compliance with Section 2870 of the California Labor Code my assignment to iPrint is limited to "Developments"
(a) related to iPrint's business or its actual or anticipated research or development or (b) resulting from any work performed by me or others for iPrint or (c) conceived or developed through the use of iPrint's equipment, supplies, facilities, or confidential information. I further understand that this assignment does not apply to any "Developments" which I may develop entirely on my own without using any of iPrint's equipment, supplies, facilities, or trade secret information and which does not fall within (a),
(b), or (c) of the preceding sentence. I will promptly disclose each "Development" to iPrint. During and after my iPrint employment I will sign and deliver to iPrint any further documents, including patent or copyright assignments or applications, that iPrint requests, and I will otherwise assist iPrint in protecting its rights to each "Development."

5. After my signature below is a complete list of all ideas, inventions, discoveries, or improvements owned by me or others which I conceived or reduced to practice before my employment with iPrint began. All other inventions are subject to this Agreement. If nothing is listed, I have not conceived or reduced to practice any inventions at the time of my signing of this Agreement.

         I have no contract or other duty to assign "Developments" conceived or developed by me in connection with my employment by iPrint to anyone other than iPrint. During my employment by iPrint: (a) I will not improperly use or disclose any proprietary information or trade secrets of my former or concurrent employers or companies, if any; (b) I will not bring onto iPrint's premises any unpublished document or any property belonging to my former or concurrent employers or companies, if any (unless with written permission of the applicable employers or companies); and (c) I will not engage in any employment, consulting, or any other activity that conflicts with any of my obligations to iPrint or that competes with iPrint.

6. During the term of my employment with the Company and for a period of two (2) years thereafter, I will not interfere with iPrint's business in any manner, including (without limitation) by encouraging anyone to leave iPrint's employ or encourage a consultant or independent contractor to sever that person's relationship with iPrint.

7. My failure to fulfill any of my promises in this Agreement will cause iPrint irreparable and continuous damage for which iPrint will have no adequate remedy at law. Consequently, if I do not keep any of my promises, iPrint will be entitled to injunctive relief or decrees for specific performance, or both, as well as any other relief as may be proper.

8. This is not an employment contract. Either iPrint or I may terminate my employment at any time, with or without cause. My promises in the Agreement will remain in effect after my employment by iPrint ends.

9. When my employment by iPrint ends or at any other time upon iPrint's request, I will promptly deliver to iPrint, without keeping any copies, all documents and other materials (including summaries, reports, computer printouts, electronically stored data, or other data or things) received or prepared by me in connection with my work for iPrint.

10. I will not export, directly or indirectly, any technical data or any product utilizing any technical data to any country for which the U.S. Government or any agency of the U.S. Government at the time of export requires an export license or government approval without first obtaining such license or approval. I understand that disclosing technical data to a foreign national is an "export" even if the disclosure takes place within the United States.

11. I have received a copy of this Agreement. This Agreement is my entire agreement with iPrint and replaces any previous oral or written understandings or agreements, if any, with iPrint with respect to confidential information or proprietary rights. This agreement will be interpreted in accordance with and governed by the laws of the State of California as applied to transactions taking place wholly within California between California residents. This Agreement may not be modified or amended except by a written document signed by the persons to be bound by the modification or amendment.

12.      This agreement is effective as of October 12, 1999.

EMPLOYEE:

Signature:      /s/ James McCormick
             -------------------------------

Name:        James McCormick
             -------------------------------

BY iPRINT:

Signature:      /s/ Keith L. Westberg
             -------------------------------

Name:        Keith L. Westberg
             -------------------------------


IDEAS, INVENTIONS, DISCOVERIES, OR IMPROVEMENTS CONCEIVED OR REDUCED TO PRACTICE PRIOR TO EMPLOYMENT BY iPRINT:

                                  iPRINT, INC.
                                 PROMISSORY NOTE
                              AND PLEDGE AGREEMENT




$ 655,400                                                      October 13, 1999
                                                       Redwood City, California

         FOR VALUE RECEIVED, the undersigned promises to pay to iPrint, Inc., a California corporation (the "Company"), or order, at its principal office (now located in Redwood City, California) the principal sum of six hundred fifty-five thousand four hundred dollars ($655,400) on October 13, 2003 (the "Maturity Date"). Unpaid principal shall bear interest from the date hereof at a rate of Five and Ninety-Six percent (5.96%) per annum, compounded annually. Accrued but unpaid interest shall be payable on each anniversary of the date hereof and on the Maturity Date. The entire outstanding balance of principal and accrued but unpaid interest shall be due and payable on the Maturity Date.

         Each payment shall be credited first to interest then due and the remainder to principal. Should interest not be paid when due hereunder, it shall be added to the principal and thereafter bear like interest as the principal, provided such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

         The Company may at its option accelerate, in whole or in part, the maturity of the outstanding principal balance due on this Note and any accrued interest thereon upon the occurrence of any of the following events:

         (1) The termination of the undersigned's employment with the Company (or any present or future parent and/or subsidiary corporations of the Company) for any reason, or no reason, with or without cause.

         (2) A default in the payment of any installment of principal and/or interest when due.

         (3) A sale of the Pledged Stock (as defined below).

         (4) Such acceleration is reasonably necessary for the Company to comply with any regulations promulgated by the Board of Governors of the Federal Reserve System affecting the extension of credit in connection with the Company's securities.

         The undersigned waives demand, presentment, notice of protest, notice of demand, dishonor, diligence in collection and notices of intention to accelerate maturity. Any such acceleration may be automatically effectuated by the Company by making an entry to such effect in its records, in which event the unpaid balance on this Note shall become immediately due and payable without demand or notice.

         Principal and interest are payable in lawful money of the United States of America. The undersigned may prepay any amount due hereunder, without premium or penalty.

         In the event the Company incurs any costs or fees in order to enforce payment of this Note or any portion thereof, the undersigned agrees to pay to the Company, in addition to such amounts as are owed pursuant to this Note, such costs and fees, including, without limitation, a reasonable sum for attorneys' fees.

         The undersigned hereby waives to the full extent permitted by law all rights to plead any statute of limitations as a defense to any action hereunder.

         As security for the full and timely payment of this Note, the undersigned hereunder pledges and grants to the Company a security interest in two hundred ninety thousand (290,000) shares of the Company's common stock (the "Pledged Stock") purchased by the undersigned pursuant to the terms of the Company's 1997 Stock Option Exercise Form attached hereto as Exhibit A. The undersigned shall, upon execution of this Note, deliver all certificates representing the Pledged Stock to the agent for the Company (the "Agent") pursuant to the Joint Escrow Instructions of even date herewith between the Company and the maker of this Note. The Agent shall hold the Pledged Stock solely for the benefit of the Company to perfect the security interest granted hereunder.

         Notwithstanding the foregoing, the undersigned acknowledges that this Note is a full recourse note and that the undersigned is liable for full payment of this Note without regard to the value at any time or from time to time of the Pledged Stock. In the event of any default in the payment of this Note, the Company shall have and may exercise any and all remedies of a secured party under the California Commercial Code, and any other remedies available at law or in equity, with respect to the Pledged Stock. The undersigned (i) acknowledges that state or federal securities laws may restrict the public sale of securities, and may require private sales at prices or on terms less favorable to the seller than public sales and (ii) agrees that where the Company, in its sole discretion, determines that a private sale is appropriate, such sale shall be deemed to have been made in a commercially reasonable manner.

         In the event the undersigned desires to obtain a release from the Company's security interest in some or all of the Pledged Stock, the undersigned shall pay that portion of the principal balance of this Note equal to the purchase price of the Pledged Stock being released plus accrued interest thereon. The Company shall thereafter instruct the Agent to effect such release, provided that the fair market value of the Pledged Stock to remain subject to the Company's security interest (as determined by the Board of Directors of the Company or by the closing price of the Company's common stock on the NASDAQ National Market System, or any successor listing, on the date of such notice) shall satisfy the conditions of Regulation G, as promulgated by the Board of Governors of the Federal Reserve System, or other comparable law or regulation.

         The failure of the Company to exercise any of the rights created hereby, or to promptly enforce any of the provisions of this Note, shall not constitute a waiver of the right to exercise such rights or to enforce any such provisions.

         As used herein, the undersigned includes the successors, assigns and distributees of the undersigned.

         As used herein, the Company includes the successors, assigns and distributees of the Company, as well as a holder in due course of this Note.

         This Note is made under and shall be construed in accordance with the laws of the State of California, without regard to the conflict of law provisions thereof.

                                       /s/ James P. McCormick
                                       -------------------------------------
                                       Signature

                                       James P. McCormick
                                       -------------------------------------
                                       James McCormick




         iPrint, Inc., a California corporation, hereby approves the terms of the above promissory note (the "Note") executed by Mr. James McCormick effective as of October 13, 1999.


Dated:    10/13/99                     iPrint, Inc.
      ------------------               a California corporation


                                       /s/ Nickoletta T. Farros-Swank
                                       -------------------------------------
                                       Secretary


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